Exhibit 99.2
TSYS Announces Third Quarter 2008 Earnings

TSYS
Financial Highlights
(unaudited)
(in thousands, except per share data)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
			Percentage			Percentage
	2008	2007	Change	2008	2007	Change
Revenues
Electronic payment processing services*	$250,066	240,608	3.9%	$733,765	715,417	2.6%
Merchant acquiring services	64,540	65,163	(1.0)	191,806	190,120	0.9
Other services*	68,193	53,251	28.1	189,645	161,190	17.7

Revenues before reimbursables	382,799	359,022	6.6	1,115,216	1,066,727	4.5
Reimbursable items	117,593	98,543	19.3	330,012	280,597	17.6

Total revenues	500,392	457,565	9.4	1,445,228	1,347,324	7.3

Expenses
Salaries & other personnel expense*	153,263	144,990	5.7	449,246	430,966	4.2
Net occupancy & equipment expense*	75,399	68,715	9.7	223,075	205,342	8.6
Spin related expenses*	1,719	1,692	1.6	9,869	1,692	nm
Other operating expenses*	56,510	52,406	7.8	152,696	155,913	(2.1)

Expenses before reimbursable items	286,891	267,803	7.1	834,886	793,913	5.2
Reimbursable items	117,593	98,543	19.3	330,012	280,597	17.6

Total operating expenses	404,484	366,346	10.4	1,164,898	1,074,510	8.4

Operating income	95,908	91,219	5.1	280,330	272,814	2.8

Nonoperating income:
Interest income	2,572	6,983	(63.2)	6,833	18,630	(63.3)
Interest expense	(2,737)	(916)	nm	(8,964)	(1,492)	nm
Gain on foreign currency translation, net	1,092	905	20.7	3,233	744	nm
Other	(992)	21	nm	(278)	79	nm

Nonoperating income	(65)	6,993	(100.9)	824	17,961	(95.4)

Income before income taxes, minority interest and equity in income of equity investments	95,843	98,212	(2.4)	281,154	290,775	(3.3)
Income taxes	34,229	30,947	10.6	101,386	101,442	(0.1)

Income before minority interest and equity in income of equity investments	61,614	67,265	(8.4)	179,768	189,333	(5.1)
Minority interest	(374)	(484)	22.7	(1,322)	(1,435)	7.9
Equity in income of equity investments	2,834	2,021	40.2	5,326	3,865	37.8

Net income	$64,074	68,802	(6.9)%	$183,772	191,763	(4.2)%

Basic earnings per share	$0.33	0.35	(6.5)%	$0.94	0.98	(4.0)%

Diluted earnings per share	$0.33	0.35	(6.6)%	$0.93	0.97	(4.1)%

Dividend declared per share	$0.07	0.07		$0.21	0.21

Average common shares outstanding	196,000	196,740		196,342	196,641

Average common and common equivalent shares outstanding	196,450	197,089		196,971	197,070

*	Certain amounts have been previously reclassed to conform with the presentation adopted in 2008.

nm =	not meaningful
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TSYS Announces Third Quarter 2008 Earnings

TSYS
Segment Breakdown
(unaudited)
(in thousands)

	Three Months Ended September 30, 2008					Three Months Ended September 30, 2007
	North American	Global	Merchant	Spin-Related		North American	Global	Merchant	Spin-Related
	Services	Services	Services	Costs	Consolidated	Services	Services	Services	Costs	Consolidated

Revenues before reimbursables	$245,172	85,118	58,357	—	388,647	242,574	64,148	59,471	—	366,193
Intersegment revenues	(5,205)	(351)	(292)	—	(5,848)	(6,960)	(106)	(105)	—	(7,171)

Revenues before reimbursables from external customers	$239,967	84,767	58,065	—	382,799	235,614	64,042	59,366	—	359,022

Total revenues	$345,881	88,090	74,613	—	508,584	323,973	66,779	76,185	—	466,937
Intersegment revenues	(7,549)	(351)	(292)	—	(8,192)	(9,162)	(106)	(104)	—	(9,372)

Revenues from external customers	$338,332	87,739	74,321	—	500,392	314,811	66,673	76,081	—	457,565

Depreciation and amortization	$23,967	9,658	6,783	—	40,408	24,581	6,455	6,570	—	37,606

Intersegment expenses	$2,494	(3,012)	(7,638)	—	(8,156)	3,515	(4,996)	(7,892)	—	(9,373)

Segment operating income	$63,786	16,751	17,090	(1,719)	95,908	62,415	11,542	18,954	(1,692)	91,219

Income before income taxes, minority interest and equity income of equity investments	62,948	17,370	17,244	(1,719)	95,843	68,514	12,130	19,260	(1,692)	98,212

Income tax expense	$22,742	6,014	6,089	(616)	34,229	19,999	4,033	6,915	—	30,947

Equity in income of equity investments	$670	2,164	—	—	2,834	1,027	994	—	—	2,021

Net Income	$40,876	13,146	11,155	(1,103)	64,074	49,541	8,607	12,346	(1,692)	68,802

Identifiable assets	1,378,606	360,002	169,389	—	1,907,997
Intersegment eliminations	(320,524)	(960)	(16)	—	(321,500)

Total assets	1,058,082	359,042	169,373	—	1,586,497

	Nine Months Ended September 30, 2008					Nine Months Ended September 30, 2007
	North American	Global	Merchant	Spin-Related		North American	Global	Merchant	Spin-Related
	Services	Services	Services	Costs	Consolidated	Services	Services	Services	Costs	Consolidated

Revenues before reimbursables	$730,192	230,107	171,777	—	1,132,076	736,246	175,154	174,160	—	1,085,560
Intersegment revenues	(15,099)	(1,040)	(721)	—	(16,860)	(17,490)	(701)	(642)	—	(18,833)

Revenues before reimbursables from external customers	$715,093	229,067	171,056	—	1,115,216	718,756	174,453	173,518	—	1,066,727

Total revenues	$1,010,958	237,816	220,117	—	1,468,891	970,666	182,913	218,821	—	1,372,400
Intersegment revenues	(21,902)	(1,040)	(721)	—	(23,663)	(23,733)	(701)	(642)	—	(25,076)

Revenues from external customers	$989,056	236,776	219,396	—	1,445,228	946,933	182,212	218,179	—	1,347,324

Depreciation and amortization	$73,994	26,150	20,019	—	120,163	76,272	17,762	20,179	—	114,213

Intersegment expenses	$7,941	(9,201)	(22,332)	—	(23,592)	10,052	(11,961)	(23,162)	—	(25,071)

Segment operating income	$204,012	35,937	50,250	(9,869)	280,330	194,474	32,702	47,330	(1,692)	272,814

Income before income taxes, minority interest and equity income of equity investments	203,126	36,989	50,908	(9,869)	281,154	211,234	32,562	48,671	(1,692)	290,775

Income tax expense	$73,013	13,226	18,134	(2,987)	101,386	73,529	10,441	17,472	—	101,442

Equity in income of equity investments	$1,586	3,740	—	—	5,326	2,768	1,097	—	—	3,865

Net Income	$131,700	26,180	32,774	(6,882)	183,772	140,474	21,782	31,199	(1,692)	191,763

Note:	Revenues from North American Services include electronic payment processing services and other services provided from the United States to clients domiciled in the United States or other countries. Revenues from Global Services include electronic payment processing services and other services provided from outside the United States to clients based mainly outside the United States. Revenues from Merchant Services include TSYS Acquiring’s merchant acquiring and related services.

Effective February 1, 2008, TSYS merged the operations of Golden Retriever LLC with TSYS Acquiring Solutions, LLC. As a result of the merger, the results of Golden Retriever for prior periods have been reclassified to reflect the move from North American Services to the Merchant Services segment.

Equity in income of equity investments for TSYS de Mexico has been reclassified from Global Services to North American Services.
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TSYS Announces Third Quarter 2008 Earnings

TSYS
Balance Sheet
(in thousands)

	Sept 30, 2008	Dec 31, 2007
	(unaudited)	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$309,004	210,518
Restricted cash	19,453	29,688
Accounts receivable, net	260,843	256,970
Deferred income tax assets	36,457	17,152
Prepaid expenses and other current assets	68,875	72,250

Total current assets	694,632	586,578
Property and equipment, net	283,400	283,138
Computer software, net	193,083	205,830
Contract acquisition costs, net	150,845	151,599
Goodwill, net	141,688	142,545
Equity investments, net	85,187	80,905
Other intangible assets, net	11,599	13,462
Other assets	26,063	14,963

Total assets	$1,586,497	1,479,020

Liabilities and Shareholders’ Equity
Current liabilities:
Current portion of notes payable	$70,184	8,648
Accrued salaries and employee benefits	51,244	85,142
Accounts payable	36,504	41,817
Current portion of obligations under capital leases	4,030	3,080
Other current liabilities	144,025	135,108

Total current liabilities	305,987	273,795
Notes payable, excluding current portion	182,148	252,659
Deferred income tax liabilities	72,782	67,428
Obligations under capital leases, excluding current portion	7,062	3,934
Other long-term liabilities	27,707	28,151

Total liabilities	595,686	625,967

Minority interests in consolidated subsidiaries	9,554	8,580

Shareholders’ Equity:
Common stock	20,036	19,966
Additional paid-in capital	125,801	104,762
Accumulated other comprehensive income, net	25,235	28,322
Treasury stock	(57,554)	(34,138)
Retained earnings	867,739	725,561

Total shareholders’ equity	981,257	844,473

Total liabilities and shareholders’ equity	$1,586,497	1,479,020

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TSYS Announces Third Quarter 2008 Earnings

TSYS
Cash Flow
(unaudited)
(in thousands)

	Nine Months Ended September 30,
	2008	2007
Cash flows from operating activities:
Net income	$183,772	191,763
Adjustments to reconcile net income to net cash provided by operating activities:
Minority interests in consolidated subsidiaries’ net income	1,322	1,435
Equity in income of equity investments	(5,326)	(3,865)
Dividends received from equity investments	6,421	2,994
Gain on currency translation adjustments, net	(3,233)	(744)
Depreciation and amortization	120,163	114,213
Amortization of debt issuance costs	115	—
Share-based compensation	21,260	9,881
Excess tax benefit from share-based payment arrangements	(82)	(4,022)
Asset impairments	—	1,158
Provisions for bad debt expense and billing adjustments	2,779	1,612
Charges for transaction processing provisions	1,415	531
Deferred income tax benefit	(12,471)	(6,828)
Loss on disposal of equipment, net	180	497
(Increase) decrease in:
Accounts receivable	(10,701)	(5,627)
Prepaid expenses, other current assets and other long-term assets	(10,539)	(1,041)
Increase (decrease) in:
Accounts payable	(1,150)	6,148
Accrued salaries and employee benefits	(33,770)	(9,341)
Other current liabilities and other long-term liabilities	23,428	(51,286)

Net cash provided by operating activities	283,583	247,478

Cash flows from investing activities:
Purchases of property and equipment, net	(35,502)	(36,420)
Additions to licensed computer software from vendors	(22,797)	(8,194)
Additions to internally developed computer software	(14,976)	(11,749)
Cash used in acquisitions and equity investments	(1,459)	(472)
Additions to contract acquisition costs	(34,612)	(20,878)

Net cash used in investing activities	(109,346)	(77,713)

Cash flows from financing activities:
Proceeds from borrowings of long-term debt	2,506	73,968
Principal payments on long-term debt borrowings and capital lease obligations	(11,501)	(3,893)
Proceeds from exercise of stock options	266	5,258
Excess tax benefit from share-based payment arrangements	82	4,022
Repurchase of common stock	(23,594)	—
Subsidiary dividends paid to noncontrolling shareholders	(241)	—
Subsidiary repurchase of minority interest	(343)	—
Dividends paid on common stock	(41,358)	(41,425)

Net cash used in financing activities	(74,183)	37,930

Effect of exchange rate changes on cash and cash equivalents	(1,568)	(3,984)

Net increase in cash and cash equivalents	98,486	203,711
Cash and cash equivalents at beginning of year	210,518	389,123

Cash and cash equivalents at end of period	$309,004	592,834

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